UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2014

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Floor 30 Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

As previously disclosed, on January 30, 2014, Atlantic Power Limited Partnership (“APLP”), a wholly-owned indirect subsidiary of Atlantic Power Corporation (the “Company”), launched the syndication of new senior credit facilities (the “Credit Facilities”).  Pursuant to further conversations with prospective lenders in connection with the syndication of the Credit Facilities, the Company has provided certain historical summary quarterly financial information of APLP (the “APLP Financial Information”), which is attached hereto as Exhibit 99.1 and incorporated by reference herein.  Prospective lenders are being provided with such information because the vast majority of the APLP projects may form part of the collateral security package for the loans to be made under the Credit Facilities. The APLP Financial Information has been prepared in accordance with International Financial Reporting Standards (“IFRS”) (unlike the Company’s consolidated financial statements, which are prepared in accordance with generally accepted accounting principles in the United States (“GAAP”)).  No assurance can be provided that APLP will be successful in the syndication of the Credit Facilities or that APLP will be able to enter into and close the Credit Facilities, or the timing of closing of the Credit Facilities.  The information in this Item 7.01, including Exhibit 99.1, should be read in conjunction with the information contained in the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s Current Report on Form 8-K furnished on February 3, 2013 and the Company’s Current Report on Form 8-K furnished on February 6, 2013.

Certain financial measures used in the APLP Financial Information, including EBITDA, are not measures recognized under GAAP or IFRS and do not have standardized meanings prescribed by GAAP or IFRS.  As used in the APLP Financial Information, EBITDA has the same meaning as Project Adjusted EBITDA as disclosed by the Company in its filings under the Exchange Act.  The Company defines Project Adjusted EBITDA as project income plus interest, taxes, depreciation and amortization (including non-cash impairment charges) and changes in fair value of derivative instruments.  The APLP Financial Information contains EBITDA based on numbers presented in accordance with IFRS.  The difference between EBITDA based on numbers presented in accordance with GAAP (which the Company uses in its filings under the Exchange Act) and EBITDA based on numbers presented in accordance with IFRS is due to the differences in the respective accounting principles, primarily including the fact that certain operation and maintenance expenses are capitalized under IFRS but expensed under GAAP as well as certain foreign currency impacts.  Management of the Company believes that such measures are relevant supplemental measures of the Company’s ability to earn and distribute cash returns to investors.  The Company has not reconciled non-GAAP financial measures relating to the APLP projects to the directly comparable GAAP measures due to the difficulty in making the relevant adjustments on an individual project basis.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing. The Company does not undertake any obligation to update the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Certain Historical Summary Quarterly Financial Information of APLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: February 7, 2014	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certain Historical Summary Quarterly Financial Information of APLP.

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